UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2013

CUBIST PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-21379	22-3192085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 Hayden Avenue, Lexington, Massachusetts 02421

(Address of Principal Executive Offices, including Zip Code)

(781) 860-8660

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

Explanatory Note

On October 24, 2013, Cubist Pharmaceuticals, Inc. (“Cubist” or “the Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition of Optimer Pharmaceuticals, Inc. (“Optimer”) pursuant to an Agreement and Plan of Merger, dated as of July 30, 2013, among the Company, PDRS Corporation, a Delaware corporation and wholly-owned subsidiary of Cubist, and Optimer. This Amendment No. 1 to the Initial Form 8-K amends and supplements Item 9.01 of the Initial Form 8-K to provide the required financial statements and pro forma financial information that were not filed with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired.

The audited consolidated financial statements of Optimer as of and for the year ended December 31, 2012, as well as the unaudited consolidated financial statements of Optimer as of and for the six months ended June 30, 2013 and 2012, are incorporated herein by reference.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial statements of Cubist and Optimer as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012, are incorporated herein by reference.

(d)                                 Exhibits

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1(1)	Audited consolidated financial statements of Optimer as of and for the year ended December 31, 2012.
99.2(2)	Unaudited consolidated financial statements of Optimer as of and for the six months ended June 30, 2013 and June 30, 2012.
99.3(3)	Unaudited pro forma condensed combined financial statements of Cubist and Optimer as of and for the six months ended June 30, 2013, and for the year ended December 31, 2012.

(1) The audited consolidated financial statements of Optimer as of and for the year ended December 31, 2012, are incorporated by reference from Optimer’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 18, 2013, file no. 001-33291.

(2) The unaudited consolidated financial statements of Optimer as of and for the six months ended June 30, 2013 and 2012, are incorporated by reference from Optimer’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, filed with the Securities and Exchange Commission on August 7, 2013, file no. 001-33291.

(3)  The unaudited pro forma condensed combined financial statements of Cubist and Optimer as of and for the six months ended June 30, 2013, and for the year ended December 31, 2012, are incorporated by reference from the final prospectus, dated September 17, 2013, filed with the Securities and Exchange Commission on September 18, 2013 under the Registration Statement on Form S-4, file no. 333-190851.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIST PHARMACEUTICALS, INC.

	By:	/s/ Thomas J. DesRosier
Date: December 18, 2013		Thomas J. DesRosier
Senior Vice President, Chief Legal Officer,
General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1(1)	Audited consolidated financial statements of Optimer as of and for the year ended December 31, 2012.
99.2(2)	Unaudited consolidated financial statements of Optimer as of and for the six months ended June 30, 2013 and June 30, 2012.
99.3(3)	Unaudited pro forma condensed combined financial statements of Cubist and Optimer as of and for the six months ended June 30, 2013, and for the year ended December 31, 2012.

(1) The audited consolidated financial statements of Optimer as of and for the year ended December 31, 2012, are incorporated by reference from Optimer’s Annual Report on Form 10-K for the year ended December 31, 2012, filed with the Securities and Exchange Commission on March 18, 2013, file no. 001-33291.

(2) The unaudited consolidated financial statements of Optimer as of and for the six months ended June 30, 2013 and 2012, are incorporated by reference from Optimer’s Quarterly Report on Form 10-Q for the period ended June 30, 2013, filed with the Securities and Exchange Commission on August 7, 2013, file no. 001-33291.

(3)  The unaudited pro forma condensed combined financial statements of Cubist and Optimer as of and for the six months ended June 30, 2013, and for the year ended December 31, 2012, are incorporated by reference from the final prospectus, dated September 17, 2013, filed with the Securities and Exchange Commission on September 18, 2013 under the Registration Statement on Form S-4, file no. 333-190851.

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